Putnam
Tax-Free
Health Care
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-04

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From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. We are now including additional information about your fund's management team. Following the Outlook for Your Fund, we list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year period, as well as the current Portfolio Leader's and Portfolio Members' other fund management responsibilities at Putnam. We also show how much these individuals have invested in the fund (in dollar ranges). Fund ownership (in dollar ranges) is also being shown for the members of Putnam's Executive Board.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments.

During the period covered by the following report, Putnam Tax-Free Health Care Fund delivered respectable results. In the following pages, the fund managers discuss fund performance, strategy, and their outlook for fiscal 2005.

We thank you for your support of the Putnam funds throughout 2004 and wish you all the best in 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

January 19, 2005


Report from Fund Management

Fund highlights

* Putnam Tax-Free Health Care Fund returned 4.08% at net asset value
  (NAV) and 3.72% at market price for the six months ended November 30, 2004.

* The fund's benchmark, the Lehman Municipal Bond Index, returned 4.29%.

* The fund's Lipper peer group, General and Insured Municipal Funds (unleveraged closed-end) had an average return of 5.20% during the period.

* In November, your fund's dividend rate changed from $0.0525 per share each month to $0.0463. See page 5 for details.

* See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

The fund's performance during the past six months reflected the relatively strong performance of health-care and tobacco settlement bonds relative to the rest of the municipal bond market. Unfor tunately, these factors were offset by our defensive stance on interest rates. We had positioned the fund with a relatively short duration -- a measure of interest-rate sensitivity -- because we expected long-term interest rates and bond yields to rise and bond prices to fall as a result. However, as the Fed eral Reserve Board (the Fed) continued to boost interest rates during the period, the effects of these increases were felt primarily on the short end of the yield curve while longer-term bonds actually rallied. The fund performed in line with its benchmark, but because of our defensive stance, it underperformed the average of its Lipper peer group (based on results at NAV). Although market price performance generally reflects in vest ment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment advisor, market conditions, fluctuations in supply and demand for the fund's shares, and changes in fund distributions.

TOTAL RETURN FOR
PERIODS ENDED 11/30/04

                                            Market
(inception 6/29/92)       NAV               price
--------------------------------------------------
6 months                 4.08%              3.72%
--------------------------------------------------
1 year                   5.34               4.12
--------------------------------------------------
5 years                 37.66              36.98
Annual average           6.60               6.50
--------------------------------------------------
10 years                97.66              74.40
Annual average           7.05               5.72
--------------------------------------------------
Annual average
(life of fund)           6.88               4.88
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.

FUND PROFILE

Putnam Tax-Free Health Care Fund seeks to provide high current income free from federal income taxes, consistent with preservation of capital. It may be suitable for investors who are seeking tax-free income through a portfolio of municipal bonds concentrated in the health-care sector.


Market overview

Over the past six months, most municipal yields fell and bond prices, which move in the opposite direction of yields, rose. Early 2004 was marked by rising yields, as bond market investors were anticipating that the Fed would need to raise short-term interest rates. Interestingly, when the Fed announced what had been a widely anticipated 25-basis-point (one quarter of a percentage point) increase at its June 30 meeting, the bond market changed course. Yields of bonds with maturities greater than two years trended downward. At the same time, yields rose for bonds with very short maturities (two years and shorter). This resulted in a flattening of the yield curve -- that is, shorter- and longer-term interest rates began to converge.

Among uninsured bonds and bonds rated A and below, yield spreads generally tightened and bond prices rose. These higher-yielding securities continued to provide attractive income streams that also contributed to the fund's total return. Bonds in the health-care sector, on which your fund focuses, also performed well relative to other sectors. Other differences in sector and state results included the resurgence of bonds issued by the State of California, which benefited from California's improving economy and an upgrade of the state's credit rating by major rating agencies. Tobacco settlement bonds also performed well -- their yields varied with the results of ongoing legal battles, but declined overall for the period, and their prices rose, accordingly. Airline-related industrial development bonds (IDBs) performed poorly, in general, as the industry continued to face financial difficulties that were made worse by record high oil prices. New York City general obligation bonds were also standout performers over the past six months, reflecting a dearth of new issuance, as well as investors' confidence in improving economic prospects for the city.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 11/30/04
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          4.29%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         3.82%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             3.11%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                        9.02%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      5.68%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             12.18%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 12.58%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 11/30/04.
-------------------------------------------------------------------------------

Strategy overview

We positioned the portfolio defensively because we believed interest rates would rise. Although intermediate- and long-term rates have instead fallen, we think that in coming months they are more likely to rise than fall and so we have maintained this strategy. Our positioning involves shortening the fund's duration, which means reducing its sensitivity to changes in interest rates. Because we believe the yield curve will continue to flatten, we have concentrated our bond sales in shorter and intermediate maturities, which we believe will underperform. Meanwhile, we continued to trim and diversify the fund's positions in uninsured bonds and bonds rated A and below, which have performed strongly. With regard to sectors, the fund maintained a slight overweight position in tobacco settlement bonds relative to its benchmark. We closely monitored developments in this sector. The fund had less exposure to airline-related IDBs during the period than did its peers, a positive feature since the airline sector continued to experience difficulty.

In previous fiscal years, the fund emphasized non-callable bonds -- bonds that the issuer is not permitted to redeem (or call) before the maturity date. These issues performed well as rates fell through March 2004, but during the spring we began to moderate this position, selling non-callable bonds and purchasing longer callable issues. We believe these callable bonds may perform better than non-callable bonds if interest rates rise and the yield curve flattens further.


[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                                          5/31/04         11/30/04

Average effective
maturity in years                           9.3              7.3

Duration in years                           6.1              5.4

Footnote reads:
This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


How fund holdings affected performance

While the fund's duration positioning had a negative effect on performance, several individual holdings contributed positively to results because of factors specific to each bond. For example, bonds issued by Riverside County, California Asset Leasing Corporation for Riverside County Hospital Project were among the fund's strongest performers. These bonds appreciated because they mature on June 1, 2025, and bonds approximately 20 years from maturity outperformed bonds with other maturities. The Riverside bonds also benefited from the improvement in investors' perception of California municipal bonds.

As we mentioned above, tobacco settlement bonds performed well in the period. As a consequence, the fund's position in bonds issued by the Tobacco Settlement Authority of Washington contributed positively to results. Due to mature on June 1, 2026, these bonds, like the Riverside bonds, benefited from strong performance in the 20-year portion of the yield curve.

Two holdings contributed gains because their credit ratings were upgraded. Bonds issued by the Lufkin Health Facilities Development Corporation for Memorial Health System of East Texas were upgraded by Standard & Poor's from BBB- to BBB. A second upgrade resulted from the prerefunding of a formerly distressed holding. Prerefunding occurs when an issuer raises the money to refinance an older, higher-coupon bond by issuing new bonds at current lower interest rates. This money is then invested in a secure investment, usually U.S. Treasury securities, that mature at the older bond's first call date, when it is used to pay off the old bonds. This added security is often perceived as a credit upgrade by the market, and can boost the price of the older bonds. This was the case with the fund's holdings in Oklahoma Development Financing Authority revenue bonds issued for Hillcrest Healthcare, which had a relatively low bond rating and a history of operating difficulties. The entire Hillcrest system was purchased recently by Ardent Health Services, a for-profit hospital manager expanding its operations in acute-care facilities. The bonds rose in value when Ardent announced plans to prerefund them, and although the fund's position was relatively small, the price increase had a noticeable impact on overall returns.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa (43.9%)

Aa (1.4%)

A (17.6%)

Baa (21.2%)

Ba (8.0%)

B (2.7%)

Caa (0.3%)

VMIG1 (4.9%)

Footnote reads:
As a percentage of market value as of 11/30/04. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Holdings that had a negative impact on results included Louisiana Development Authority revenue bonds for St. James Place, which is a continuing-care retirement community. We purchased these bonds originally in 1996, but over time the system suffered from overly optimistic projections and marketing difficulties. We had been hopeful that a turnaround was possible. However, recently we joined the remaining bondholders in an agreement to tender our bonds back to the issuer in exchange for a position in a newer bond that more closely reflects St. James's current income.

Another of our holdings had similar problems with overly optimistic expectations for an assisted living retirement community. In this case, it was Handmaker Jewish Services, which was financed by bonds issued by the Pima County, Arizona Industrial Development Authority. We had expected that the facility's management would be able to improve the situation with its revamped efforts to attract residents. However, Handmaker continued to barely break even and we estimated that the chances of management declaring bankruptcy were increasing. We decided to sell the fund's position in the bonds at a loss during the period because we became convinced that continuing to hold on to the bonds might result in a greater loss.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

Your fund's dividend rate changed from $0.0525 to $0.0463 in November 2004. This change reflected generally declining yields in the municipal bond market and also resulted from the portfolio's increasing diversification, which your fund's management team undertook in order to manage individual security risk. Also, over the second half of 2004, many bonds in the portfolio were called away, leaving the fund with lower income than in previous months.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Judging from the flattened yield curve, the bond market appears to have largely shrugged off the recent Fed rate hikes. However, we believe that interest rates all along the yield curve are more likely to rise than fall. The Fed has raised the federal funds rate four times in 25-basis-point increments since June 2004, bringing it to two percent at the end of the period. We believe the Fed will continue to raise short-term rates incrementally through mid-2005, which is likely to cause rising yields among bonds with shorter maturities. This also suggests further flattening of the yield curve. The fund is positioned defensively in terms of duration, and we will continue to monitor and adjust the fund's duration as seems appropriate. We believe inflation will remain low, despite the threat posed by high oil prices. We also anticipate that the rate of GDP growth will slow during the next two quarters, as the effects of the Fed's tightening policy are felt.

In general, these signs indicate that we are headed into a potentially more challenging environment for bond investing. Our task will be to continue to search for the most attractive opportunities among tax-exempt securities, and to balance the pursuit of attractive current income with prudent risk management.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund concentrates its investments in one region or in a limited number of sectors and involves more risk than a fund that invests more broadly. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.


Your fund's management

Your fund is managed by the members of the Putnam Tax Exempt
Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Tax Exempt
Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is for the current and prior year ended November 30.


------------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
------------------------------------------------------------------------------------------------------------------
                                        $1 -        $10,001 -   $50,001-     $100,001 -   $500,001 -    $1,000,001
                        Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000    and over
------------------------------------------------------------------------------------------------------------------
David Hamlin            2004     *
------------------------------------------------------------------------------------------------------------------
Portfolio Leader        2003     *
------------------------------------------------------------------------------------------------------------------
Paul Drury              2004     *
------------------------------------------------------------------------------------------------------------------
Portfolio Member        2003     *
------------------------------------------------------------------------------------------------------------------
Susan McCormack         2004     *
------------------------------------------------------------------------------------------------------------------
Portfolio Member        2003     *
------------------------------------------------------------------------------------------------------------------
James St. John          2004     *
------------------------------------------------------------------------------------------------------------------
Portfolio Member        2003     *
------------------------------------------------------------------------------------------------------------------



Other funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam's tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund*, Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Income Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax Exempt Income Fund, and Putnam Tax-Free High Yield Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended November 30, 2004, Portfolio Member Richard Wyke left your fund's management team.

* Formerly Putnam Tax-Free Insured Fund.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for the current and prior year ended December 31.


--------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
--------------------------------------------------------------------------------------------------
                                                    $1 -        $10,001 -   $50,001-     $100,001
                                    Year     $0     $10,000     $50,000     $100,000     and over
--------------------------------------------------------------------------------------------------
Philippe Bibi                       2004     *
--------------------------------------------------------------------------------------------------
Chief Technology Officer            2003     *
--------------------------------------------------------------------------------------------------
John Boneparth                      2004     *
--------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt   2003     *
--------------------------------------------------------------------------------------------------
Kevin Cronin                        2004     *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.               2004                  *
--------------------------------------------------------------------------------------------------
President and CEO                   2003     *
--------------------------------------------------------------------------------------------------
Amrit Kanwal                        2004     *
--------------------------------------------------------------------------------------------------
Chief Financial Officer              N/A
--------------------------------------------------------------------------------------------------
Steven Krichmar                     2004     *
--------------------------------------------------------------------------------------------------
Chief of Operations                  N/A
--------------------------------------------------------------------------------------------------
Francis McNamara, III               2004     *
--------------------------------------------------------------------------------------------------
General Counsel                      N/A
--------------------------------------------------------------------------------------------------
Richard Monaghan                    2004     *
--------------------------------------------------------------------------------------------------
Head of Retail Management           2003     *
--------------------------------------------------------------------------------------------------
Stephen Oristaglio                  2004     *
--------------------------------------------------------------------------------------------------
Head of Investments                 2003     *
--------------------------------------------------------------------------------------------------
Richard Robie, III                  2004     *
--------------------------------------------------------------------------------------------------
Chief Administrative Officer         N/A
--------------------------------------------------------------------------------------------------


N/A indicates the individual was not a member of Putnam's Executive Board as of 12/31/03.

Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended November 30, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares.

------------------------------------------------------------------------------
TOTAL RETURN AND COMPARATIVE INDEX RESULTS FOR PERIODS ENDED 11/30/04
------------------------------------------------------------------------------
                                                             Lipper General
                                                               and Insured
                                                Lehman       Municipal Funds
                                               Municipal      (unleveraged
                                    Market       Bond          closed-end)
                          NAV       price       Index       category average*
------------------------------------------------------------------------------
6 months                 4.08%      3.72%       4.29%             5.20%
------------------------------------------------------------------------------
1 year                   5.34       4.12        4.07              5.30
------------------------------------------------------------------------------
5 years                 37.66      36.98       38.84             30.64
Annual average           6.60       6.50        6.78              5.47
------------------------------------------------------------------------------
10 years                97.66      74.40       99.68             88.79
Annual average           7.05       5.72        7.16              6.54
------------------------------------------------------------------------------
Annual average
(life of fund, since
6/29/92)                 6.88       4.88        6.46              6.08
------------------------------------------------------------------------------

  Performance assumes reinvestment of distributions and does not account for taxes.

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 5-, and 10-year periods ended 11/30/04, there were 9, 9, 8, and 8 funds, respectively, in this Lipper category.


-------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 11/30/04
-------------------------------------------------------------------------
Distributions (number)                6
-------------------------------------------------------------------------
Income 1                              $0.3088
-------------------------------------------------------------------------
Capital gains 1                       --
-------------------------------------------------------------------------
Total                                 $0.3088
-------------------------------------------------------------------------
Share value:                          NAV         Market price
-------------------------------------------------------------------------
5/31/04                               $13.71         $11.75
-------------------------------------------------------------------------
11/30/04                               13.91          11.88
-------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------
Current dividend rate 2                3.99%          4.68%
-------------------------------------------------------------------------
Taxable equivalent 3                   6.14           7.20
-------------------------------------------------------------------------

 1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

 2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

 3 Assumes maximum 35% federal tax rate for 2004. Results for investors subject to lower tax rates would not be as advantageous.


--------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/04 (MOST RECENT CALENDER QUARTER)
--------------------------------------------------------------------------
                            NAV                    Market price
--------------------------------------------------------------------------
6 months                   5.09%                      4.11%
--------------------------------------------------------------------------
1 year                     5.71                       2.93
--------------------------------------------------------------------------
5 years                   40.88                      45.32
Annual average             7.10                       7.76
--------------------------------------------------------------------------
10 years                  95.88                      76.83
Annual average             6.95                       5.87
--------------------------------------------------------------------------
Annual average
(life of fund, since
6/29/92)                   6.94                       4.94
--------------------------------------------------------------------------


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the American Stock Exchange and the New York Stock Exchange.

Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
November 30, 2004 (Unaudited)

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FHA Insd.             Federal Housing Administration Insured
FNMA Coll.            Federal National Mortgage Association Collateralized
FSA                   Financial Security Assurance
GNMA Coll.            Government National Mortgage Association Collateralized
G.O. Bonds            General Obligation Bonds
MBIA                  MBIA Insurance Company
U.S. Govt. Coll.      U.S. Government Collateralized
VRDN                  Variable Rate Demand Notes

Municipal bonds and notes (100.1%) (a)
Principal amount                                     Rating (RAT)         Value

Arizona (1.8%)
-------------------------------------------------------------------------------
      $600,000 AZ Hlth. Fac. Auth. Hosp. Syst.
               Rev. Bonds (John C. Lincoln Hlth.
               Network), 6 7/8s, 12/1/20             BBB               $669,558
       600,000 Casa Grande, Indl. Dev. Auth.
               Rev. Bonds (Casa Grande Regl. Med.
               Ctr.), Ser. A, 7 5/8s, 12/1/29        B-/P               632,268
       490,000 Maricopa Cnty., School Dist. G.O.
               Bonds (No. 006 Washington
               Elementary), Ser. B, FSA,
               5 3/8s, 7/1/13                        Aaa                551,755
       975,000 Scottsdale, Indl. Dev. Auth. Hosp.
               Rev. Bonds (Scottsdale Hlth. Care),
               5.8s, 12/1/31                         A3               1,015,453
       500,000 Yavapai Cnty., Indl. Dev. Auth.
               Rev. Bonds (Yavapai Regl. Med.
               Ctr.), Ser. A, 6s, 8/1/33             Baa2               519,440
                                                                 --------------
                                                                      3,388,474

Arkansas (1.4%)
-------------------------------------------------------------------------------
     1,625,000 AR Dev. Fin. Auth. Rev. Bonds,
               Ser. D, GNMA/FNMA Coll., 3s, 1/1/24   AAA              1,646,921
     1,000,000 AR State Hosp. Dev. Fin. Auth.
               Rev. Bonds (Washington Regl. Med.
               Ctr.), 7 3/8s, 2/1/29                 Baa3             1,102,470
                                                                 --------------
                                                                      2,749,391

California (12.0%)
-------------------------------------------------------------------------------
       250,000 Association of Bay Area Governments
               (ABAG) Fin. Auth. for Nonprofit
               Corps. Rev. Bonds (San Diego Hosp.
               Assn.), Ser. C, 5 3/8s, 3/1/21        Baa1               254,443
     1,100,000 CA State Dept. of Wtr. Resources
               Rev. Bonds, Ser. A, 5 1/4s, 5/1/20    A2               1,169,872
     4,000,000 Corona, COP (Vista Hosp. Syst.),
               zero %, 7/1/29 (In default) (NON)
               (F)                                   D/P                 80,000
       500,000 Delano, COP (Delano Regl. Med.
               Ctr.), 5.6s, 1/1/26                   BBB-               495,095
       300,000 Duarte, COP, Ser. A, 5 1/4s, 4/1/31   Baa2               286,002
     1,600,000 Rancho Mirage, JT Powers Fin. Auth.
               Rev. Bonds (Eisenhower Med. Ctr.),
               5 7/8s, 7/1/26                        A3               1,669,552
     9,000,000 Riverside Cnty., Asset Leasing Corp.
               Leasehold Rev. Bonds (Riverside
               Cnty. Hosp.), MBIA, zero %, 6/1/25    Aaa              2,983,860
     6,000,000 San Bernardino Cnty., COP (Med. Ctr.
               Fin.), Ser. A, MBIA, 6 1/2s, 8/1/28   Aaa              6,300,000
     9,500,000 San Francisco, City & Cnty. Arpt.
               Rev. Bonds, 6s, 5/1/25                AAA              9,749,945
                                                                 --------------
                                                                     22,988,769

Colorado (3.5%)
-------------------------------------------------------------------------------
     3,000,000 CO Hlth. Fac. Auth. Rev. Bonds
               (Hosp. Impt. - NCMC, Inc.), FSA,
               5 3/4s, 5/15/19                       Aaa              3,302,880
               CO Springs, Hosp. Rev. Bonds
       630,000 6 3/8s, 12/15/30                      A3                 688,584
       620,000 6 3/8s, 12/15/30 (Prerefunded)        A3                 733,838
     1,500,000 Denver, Hlth. & Hosp. Auth. Hlth.
               Care Rev. Bonds, Ser. A, 5 3/8s,
               12/1/28                               BBB              1,463,475
       500,000 Montrose, Memorial Hosp. Rev. Bonds,
               6 3/8s, 12/1/23                       BBB-               526,455
                                                                 --------------
                                                                      6,715,232

Connecticut (0.4%)
-------------------------------------------------------------------------------
       750,000 CT State Dev. Auth. 1st. Mtg. Gross
               Rev. Hlth. Care Rev. Bonds (The Elim
               Street Park Baptist, Inc. Project),
               5.85s, 12/1/33                        BBB+               771,645

Florida (4.1%)
-------------------------------------------------------------------------------
     2,600,000 Coral Gables, Hlth. Fac. Auth. Hosp.
               Rev. Bonds (Baptist Hlth.), FSA, 5s,
               8/15/29                               Aaa              2,633,722
     1,000,000 Highlands Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Adventist Sunbelt),
               Ser. A, 6s, 11/15/31                  A                1,065,770
     1,000,000 Lee Cnty., Indl. Dev. Auth. Hlth.
               Care Fac. Rev. Bonds (Cypress Cove
               Hlth. Pk.), Ser. A, 6 3/8s, 10/1/25   BB-/P            1,001,740
       880,000 Miami Beach, Hlth. Fac. Auth. Hosp.
               Rev. Bonds (Mount Sinai Med. Ctr.),
               Ser. A, 6.8s, 11/15/31                BB                 914,945
     1,340,000 Orange Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Orlando Regl. Hlth.
               Care), 5 3/4s, 12/1/32                A                1,413,687
       750,000 South Miami, Hlth. Fac. Auth.
               Rev. Bonds (Baptist Hlth.), 5 1/4s,
               11/15/33                              Aa3                761,880
                                                                 --------------
                                                                      7,791,744

Georgia (0.9%)
-------------------------------------------------------------------------------
     1,000,000 Forsyth Cnty., Hosp. Auth.
               Rev. Bonds (Baptist Hlth. Care
               Syst.), U.S. Govt. Coll., 6 1/4s,
               10/1/18                               AAA              1,181,210
       110,000 GA Muni. Elec. Pwr. Auth.
               Rev. Bonds, Ser. Y, AMBAC, 6.4s,
               1/1/13                                Aaa                130,351
       500,000 Savannah, Econ. Dev. Auth. Poll.
               Control Rev. Bonds (Intl. Paper
               Co.), Ser. A, 5.1s, 8/1/14            Baa2               524,465
                                                                 --------------
                                                                      1,836,026

Idaho (1.0%)
-------------------------------------------------------------------------------
     2,000,000 ID Hlth. Fac. Auth. VRDN (St. Lukes
               Med. Ctr.), FSA, 1.64s, 7/1/30        VMIG1            2,000,000

Illinois (3.4%)
-------------------------------------------------------------------------------
               IL Hlth. Fac. Auth. Rev. Bonds
     2,000,000 (Children's Memorial Hosp.), Ser. A,
               AMBAC, 5 3/4s, 8/15/25                Aaa              2,281,300
     4,000,000 (Hosp. Sisters Svcs., Inc.), Ser. A,
               MBIA, 5 1/4s, 6/1/08                  Aaa              4,337,960
                                                                 --------------
                                                                      6,619,260

Indiana (1.3%)
-------------------------------------------------------------------------------
     1,000,000 IN Hlth. Fac. Fin. Auth. Rev. Bonds
               (Sister of St. Francis Hlth.), MBIA,
               5 3/8s, 11/1/27                       Aaa              1,029,250
       500,000 Jasper Hosp. Auth. Rev. Bonds
               (Memorial Hosp. Project), 5 1/2s,
               11/1/32                               AA                 512,860
     1,000,000 Rockport, Poll. Control Mandatory
               Put Bonds (Indiana Michigan Pwr.
               Co.), Ser. C, 2 5/8s, 10/1/06         Baa2               995,120
                                                                 --------------
                                                                      2,537,230

Iowa (1.8%)
-------------------------------------------------------------------------------
        30,000 Hills, Hlth. Care VRDN (Mercy
               Hosp.), 1 .67s, 8/1/32                VMIG1               30,000
               IA Fin. Auth. Hlth. Care Fac.
               Rev. Bonds
     1,470,000 (Care Initiatives), 9 1/4s, 7/1/25    BBB-/P           1,779,935
     1,500,000 (Genesis Med. Ctr.), 6 1/4s, 7/1/25   A1               1,612,095
                                                                 --------------
                                                                      3,422,030

Kansas (1.4%)
-------------------------------------------------------------------------------
       500,000 Lenexa, Hlth. Care Rev. Bonds
               (LakeView Village), Ser. C, 6 7/8s,
               5/15/32                               BB+                525,270
     2,185,000 Olathe, Hlth. Fac. VRDN (Olathe Med.
               Ctr.), Ser. A, AMBAC, 1 .67s, 9/1/32  A-1+             2,185,000
                                                                 --------------
                                                                      2,710,270

Kentucky (0.6%)
-------------------------------------------------------------------------------
     1,125,000 KY Econ. Dev. Fin. Auth. Hlth. Syst.
               Rev. Bonds (Norton Healthcare,
               Inc.), Ser. A, 6 5/8s, 10/1/28        BBB+/F           1,198,361

Louisiana (2.4%)
-------------------------------------------------------------------------------
     1,300,000 LA Local Govt. Env. Fac. Cmnty. Dev.
               Auth. Rev. Bonds (St. James Place),
               Ser. A, 8s, 11/1/19                   B-/P             1,016,600
               LA Pub. Fac. Auth. Rev. Bonds (FHA
               Insd. Mtg.-Baton Rouge), MBIA
     2,010,000 5s, 7/1/09                            Aaa              2,179,805
       935,000 5s, 1/1/09                            Aaa              1,009,604
       570,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds
               (Lake Charles Memorial Hosp.),
               8 5/8s, 12/1/30                       CCC/P              459,215
                                                                 --------------
                                                                      4,665,224

Maine (2.1%)
-------------------------------------------------------------------------------
               ME Hlth. & Higher Edl. Fac. Auth.
               Rev. Bonds, FSA
     2,230,000 Ser. B, 4.6s, 7/1/09                  AAA              2,378,808
     1,500,000 Ser. C, 5 3/4s, 7/1/30                Aaa              1,624,830
                                                                 --------------
                                                                      4,003,638

Maryland (0.2%)
-------------------------------------------------------------------------------
       345,000 MD State Hlth. & Higher Edl. Fac.
               Auth. Rev. Bonds (Medstar Hlth.),
               5 3/4s, 8/15/14                       Baa2               375,740

Massachusetts (4.1%)
-------------------------------------------------------------------------------
               MA State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
       750,000 (Civic Investments), Ser. A, 9s,
               12/15/15                              BB/P               857,063
       750,000 (Jordan Hosp.), Ser. E, 6 3/4s,
               10/1/33                               BBB-               783,330
       250,000 (UMass Memorial), Ser. C, 6 5/8s,
               7/1/32                                Baa2               263,083
       900,000 (UMass Memorial), Ser. C, 6 1/2s,
               7/1/21                                Baa2               958,248
     1,000,000 (Berkshire Hlth. Syst.), Ser. E,
               6 1/4s, 10/1/31                       BBB+             1,037,470
     1,350,000 (Hlth. Care Syst. Covenant Hlth.),
               Ser. E, 6s, 7/1/31                    A-               1,403,082
     1,000,000 (Baystate Med. Ctr.), Ser. F, 5.7s,
               7/1/27                                A1               1,036,640
       350,000 (Milton Hosp.), Ser. C, 5 1/2s,
               7/1/16                                BBB                352,093
     1,135,000 (Milton Hosp.), Ser. C, 5 1/2s,
               7/1/09                                BBB              1,202,124
                                                                 --------------
                                                                      7,893,133

Michigan (5.0%)
-------------------------------------------------------------------------------
       500,000 Flint, Hosp. Bldg. Auth. Rev. Bonds
               (Hurley Med. Ctr.), 6s, 7/1/20        Baa3               502,300
     1,000,000 Garden City, Hosp. Fin. Auth.
               Rev. Bonds (Garden City Hosp. OB
               Group), Ser. A, 5 3/4s, 9/1/17        Ba2                932,280
       750,000 Macomb Cnty., Hosp. Fin. Auth.
               Rev. Bonds (Mt. Clemens Gen. Hosp.),
               Ser. B, 5 7/8s, 11/15/34              BB                 710,160
               MI State Hosp. Fin. Auth. Rev. Bonds
     1,250,000 (Holland Cmnty. Hosp.), Ser. A,
               FGIC, 5 3/4s, 1/1/21                  A2               1,331,763
     2,000,000 (Sparrow Hosp.), 5 5/8s, 11/15/31     A1               2,053,400
     1,000,000 (Oakwood Oblig. Group), 5 1/2s,
               11/1/17                               A2               1,069,670
       750,000 Pontiac, Hosp. Fin. Auth. Rev. Bonds
               (North Oakland Med. Ctr.), 6s,
               8/1/23                                Ba1                642,563
     3,095,000 Waterford, Econ. Dev. Corp.
               Rev. Bonds (Canterbury Hlth.), 6s,
               1/1/39                                B-/P             2,288,072
                                                                 --------------
                                                                      9,530,208

Minnesota (1.4%)
-------------------------------------------------------------------------------
       500,000 Bemidji, Hosp. Fac. Rev. Bonds
               (First Mtge.-North Country Hlth.),
               5 5/8s, 9/1/21                        A                  521,300
       750,000 MN Agricultural & Econ. Dev. Board
               Rev. Bonds (Evangelical Lutheran),
               6s, 2/1/27                            A3                 786,038
       855,000 St. Paul, Hsg. & Hosp. Redev. Auth.
               Rev. Bonds (Healtheast), Ser. A,
               6 5/8s, 11/1/17                       Ba2                862,473
       500,000 Winona, Hlth. Care Fac. Rev. Bonds,
               Ser. A, 6s, 7/1/34                    BBB-               512,410
                                                                 --------------
                                                                      2,682,221

Missouri (5.1%)
-------------------------------------------------------------------------------
       975,000 MO Hsg. Dev. Comm. Rev. Bonds (Home
               Ownership), GNMA/FNMA Coll., 5.55s,
               9/1/34                                AAA              1,058,782
               MO State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
     1,700,000 (Jefferson Memorial Hosp.), 6.8s,
               5/15/25                               Baa2             1,769,887
     1,500,000 (BJC Hlth. Syst.), 5 1/4s, 5/15/32    Aa2              1,529,685
     5,390,000 MO State Hlth. & Edl. Fac. Auth.
               VRDN (St. Francis Med. Ctr.),
               Ser. A, 1.67s, 6/1/26                 A-1+             5,390,000
                                                                 --------------
                                                                      9,748,354

New Hampshire (3.1%)
-------------------------------------------------------------------------------
     2,900,000 NH Hlth. and Ed. Fac. Auth. Hosp.
               Rev. Bonds (Concord Hosp.), FGIC,
               5s, 10/1/24                           Aaa              2,999,992
               NH Higher Ed. & Hlth. Fac. Auth.
               Rev. Bonds
     1,000,000 (Rivermead at Peterborough), 5 3/4s,
               7/1/28                                BB/P               954,080
       500,000 (Lakes Region Hosp. Assn.), 5 3/4s,
               1/1/08                                BB-/P              501,510
       900,000 NH State Bus. Fin. Auth. Rev. Bonds
               (Alice Peck Day Hlth. Syst.),
               Ser. A, 7s, 10/1/29                   BBB-/P             906,660
       650,000 NH State Bus. Fin. Auth. Poll.
               Control Rev. Bonds, 3 1/2s, 7/1/27    Baa2               649,981
                                                                 --------------
                                                                      6,012,223

New Jersey (2.5%)
-------------------------------------------------------------------------------
               NJ Econ. Dev. Auth. Rev. Bonds
       500,000 (Cranes Mill), Ser. A, 7 1/2s,
               2/1/27                                BB-/P              529,335
     1,000,000 (Cedar Crest Vlg., Inc.), Ser. A,
               7 1/4s, 11/15/31                      BB-/P            1,049,740
               NJ Hlth Care Facs. Fin. Auth.
               Rev. Bonds
     2,000,000 Ser. A, AMBAC, 6s, 7/1/12             Aaa              2,311,500
       750,000 (Trinitas Hosp. Oblig. Group),
               7 1/2s, 7/1/30                        Baa3               841,665
                                                                 --------------
                                                                      4,732,240

New Mexico (1.1%)
-------------------------------------------------------------------------------
     2,000,000 U. of NM Rev. Bonds (Hosp. Mtg.),
               FSA, FHA Insd. 5s, 1/1/24             Aaa              2,051,980

New York (8.3%)
-------------------------------------------------------------------------------
       720,000 Nassau Cnty., Indl. Dev. Agcy.
               Rev. Bonds (North Shore Hlth.
               Syst.), Ser. C, 5 5/8s, 11/1/10       A3                 782,604
       845,000 NY City, Indl. Dev. Agcy. Civic Fac.
               Rev. Bonds (Staten Island U. Hosp.),
               Ser. A, 6 3/8s, 7/1/31                Ba3                804,043
               NY State Dorm. Auth. Rev. Bonds
       600,000 (Winthrop-U. Hosp. Assn.), Ser. A,
               5 1/2s, 7/1/32                        Baa1               612,720
       750,000 (Winthrop Nassau U.), 5 1/2s, 7/1/23  Baa1               767,985
     6,000,000 (Hosp. Insd. Mtg.), Ser. A, FSA,
               5 1/4s, 8/15/12                       Aaa              6,664,548
       750,000 (Lenox Hill Hosp. Oblig. Group),
               5 1/4s, 7/1/08                        Baa2               793,500
     2,475,000 (FHA Insd. Mtg.-Albany), Ser. A-1,
               FSA, FHA Insd., 5s, 2/15/14           Aaa              2,707,675
       750,000 Orange Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Arden Hill Care Ctr.
               Newburgh), Ser. C, 7s, 8/1/31         BB-/P              757,650
       370,000 Saratoga Cnty., Indl. Dev. Agcy.
               Civic Fac. Rev. Bonds (Saratoga
               Hosp.), Ser. A, 5s, 12/1/13           BBB+               388,870
     1,000,000 Suffolk Cnty., Indl. Dev. Agcy.
               Cont. Care Retirement Rev. Bonds
               (Jefferson's Ferry), Ser. A, 7 1/4s,
               11/1/28                               BB-/P            1,066,060
       500,000 Yonkers, Indl. Dev. Agcy. Civic Fac.
               Rev. Bonds (St. John's Riverside
               Hosp.), Ser. A, 7 1/8s, 7/1/31        BB                 512,130
                                                                 --------------
                                                                     15,857,785

North Carolina (1.0%)
-------------------------------------------------------------------------------
       750,000 NC Med. Care Comm. Retirement Fac.
               Rev. Bonds  (1st Mtge. -Givens
               Estates Project), Ser. A,
               6 1/2s, 7/1/32                        BB-/P              773,115
     1,000,000 NC State Muni. Pwr. Agcy. Rev. Bonds
               (No. 1, Catawba Elec.), Ser. B,
               6 1/2s, 1/1/20                        Baa1             1,124,450
                                                                 --------------
                                                                      1,897,565

North Dakota (0.6%)
-------------------------------------------------------------------------------
     1,000,000 Grand Forks, Hlth. Care Syst.
               Rev. Bonds (Altru Hlth. Syst. Oblig.
               Group), 7 1/8s, 8/15/24               Baa2             1,083,270

Ohio (2.0%)
-------------------------------------------------------------------------------
     1,250,000 Cuyahoga Cnty., Rev. Bonds, Ser. A,
               6s, 1/1/32                            Aa3              1,346,200
       750,000 Lorain Cnty., Hosp. Rev. Bonds
               (Catholic Hlth. Care Refurbish &
               Impt.), Ser. A, 5 1/4s, 10/1/33       AA-                755,213
     1,000,000 Montgomery Cnty., Hosp. Rev. Bonds
               (Kettering Med. Ctr.), 6 3/4s,
               4/1/22                                A3               1,079,320
       250,000 OH State Air Quality Dev. Auth.
               Rev. Bonds (Poll. Control), Ser. A,
               5.95s, 5/15/29                        Baa1               250,675
       500,000 OH State Wtr. Dev. Auth. Poll.
               Control Fac. Rev. Bonds, 6.1s,
               8/1/20                                Baa2               510,290
                                                                 --------------
                                                                      3,941,698

Oklahoma (0.3%)
-------------------------------------------------------------------------------
       525,000 OK Dev. Fin. Auth. Rev. Bonds
               (Hillcrest Hlth. Care Syst.),
               Ser. A, U.S. Govt. Coll.,
               5 5/8s, 8/15/29                       AAA                589,780

Pennsylvania (9.0%)
-------------------------------------------------------------------------------
     2,210,000 Allegheny Cnty., Hosp. Dev. Auth.
               Rev. Bonds (UPMC Hlth.), Ser. B,
               MBIA, 6s, 7/1/24                      Aaa              2,600,087
     2,500,000 Blair Cnty., Hosp. Auth. Rev. Bonds
               (Altoona Hosp.), Ser. A, AMBAC,
               4.7s, 7/1/08                          Aaa              2,672,900
       550,000 Blair Cnty., Indl. Dev. Auth.
               Rev. Bonds (VLG of PA State
               Project), Ser. A, 6.9s, 1/1/22        BB-/P              570,972
       500,000 Chester Cnty., Hlth. & Ed. Fac.
               Auth. Rev. Bonds (Jenners Pond,
               Inc.), 7 1/4s, 7/1/24                 BB-/P              511,900
     1,135,000 College Township, Indl. Dev. Auth.
               Rev. Bonds (Nittany Valley Rehab.
               Hosp.), 7 5/8s, 11/1/07               AAA/P            1,237,491
       250,000 Lancaster Cnty., Hosp. Auth.
               Rev. Bonds (Gen. Hosp.), 5 1/2s,
               3/15/26                               A-                 253,453
       500,000 Lebanon Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Good Samaritan Hosp.),
               6s, 11/15/35                          Baa1               508,630
               Lehigh Cnty., Gen. Purpose Auth.
               Rev. Bonds
       750,000 (St. Luke's Hosp. - Bethlehem),
               5 3/8s, 8/15/33                       Baa2               741,818
     2,000,000 (Lehigh Valley Hosp. Hlth. Network),
               Ser. A, 5 1/4s, 7/1/32                A2               2,011,200
       375,000 Monroe Cnty., Hosp. Auth. Rev. Bonds
               (Pocono Med. Ctr.), 6s, 1/1/43        BBB+               385,541
     1,215,000 PA State Higher Edl. Fac. Auth.
               Rev. Bonds (Philadelphia College of
               Osteopathic Med.), 5s, 12/1/11        A                1,297,656
               Philadelphia, Hosp. & Higher Ed.
               Fac. Auth. Hosp. Rev. Bonds
       545,925 (Graduate Hlth. Syst.), Ser. B,
               6 1/4s, 7/1/13 (In default) (NON)     D/P                    682
       701,513 (Graduate Hlth. Syst. Oblig. Group),
               7 1/4s, 7/1/18 (In default) (NON)     D/P                    877
     1,450,000 Sayre, Hlth. Care Fac. Auth.
               Rev. Bonds (Guthrie Hlth.), Ser. A,
               5 7/8s, 12/1/31                       A-               1,491,398
     1,250,000 Washington Cnty., Hosp. Auth.
               Rev. Bonds (Monongah Ela Vy Hosp.
               Project), 6 1/4s, 6/1/22              A3               1,343,138
       600,000 West Shore, Area Hosp. Auth.
               Rev. Bonds (Holy Spirit Hosp.),
               6 1/4s, 1/1/32                        BBB+               617,208
       940,000 York Cnty., Indl. Dev. Auth. 1st
               Mtge. Hlth. Fac. Rev. Bonds (Rehab.
               Hosp. of York), 7 1/2s, 9/1/07        AAA/P            1,017,832
                                                                 --------------
                                                                     17,262,783

South Carolina (2.0%)
-------------------------------------------------------------------------------
     1,000,000 Lexington Cnty. Hlth. Svcs. Dist.
               Inc. Hosp. Rev. Bonds, 5 1/2s,
               5/1/37                                A2               1,015,360
       500,000 SC Hosp. Auth. Rev. Bonds (Med. U.),
               Ser. A, 6 1/2s, 8/15/32               BBB+               532,280
               SC Jobs Econ. Dev. Auth. Hosp. Fac.
               Rev. Bonds (Palmetto Hlth. Alliance)
       800,000 Ser. A, 7 3/8s, 12/15/21              Baa2               979,768
     1,250,000 Ser. C, 6s, 8/1/20                    Baa2             1,333,288
                                                                 --------------
                                                                      3,860,696

South Dakota (1.2%)
-------------------------------------------------------------------------------
     1,250,000 SD Hlth. & Ed. Fac. Auth.
               Rev. Bonds (Prairie Lakes), 5.65s,
               4/1/22                                Baa2             1,255,588
     1,000,000 SD State Hlth & Edl. Fac. Auth.
               Rev. Bonds (Sioux Valley Hosp. &
               Hlth. Syst.), Ser. A,
               5 1/2s, 11/1/31                       A1               1,028,420
                                                                 --------------
                                                                      2,284,008

Tennessee (0.8%)
-------------------------------------------------------------------------------
     1,250,000 Johnson City, Hlth. & Edl. Fac.
               Board Hosp. Rev. Bonds (Mountain
               States Hlth.), Ser. A,
               7 1/2s, 7/1/33                        BBB+             1,465,613

Texas (6.7%)
-------------------------------------------------------------------------------
       715,000 Abilene, Hlth. Fac. Dev. Corp.
               Rev. Bonds (Sears Methodist
               Retirement), Ser. A, 7s, 11/15/33     BB/P               745,116
     1,000,000 Comal Cnty., Hlth. Fac. Dev. Corp.
               Rev. Bonds (Hlth. Care Syst. -
               McKenna Memorial), Ser. A, 6 1/4s,
               2/1/32                                Baa2             1,016,490
       900,000 Georgetown, Hlth. Fac. Dev. Corp.
               Rev. Bonds, 6 1/4s, 8/15/29           BB                 876,717
     2,000,000 Harris Cnty., Hlth. Fac. Dev. Corp.
               Rev. Bonds (Christus Hlth.), Ser. A,
               MBIA, 5 1/2s, 7/1/09                  Aaa              2,193,480
       700,000 Harris Cnty., Hlth. Fac. Dev. Corp.
               Hosp. Rev. Bonds (Memorial Hermann
               Hlth. Care Syst.), Class A, 5 1/4s,
               12/1/18                               A2                 737,849
     3,535,000 Lubbock, Hlth. Fac. Dev. Rev. Bonds
               (St. Joseph Hlth. Syst.), FSA,
               5 1/4s, 7/1/09                        Aaa              3,840,884
     1,450,000 Lufkin, Hlth. Fac. Dev. Corp.
               Rev. Bonds (Memorial Hlth. Syst. of
               East TX), 5.7s, 2/15/28               BBB              1,460,875
     1,870,000 Tarrant Cnty., Hosp. Dist.
               Rev. Bonds, MBIA, 5 1/2s, 8/15/19     Aaa              2,049,015
                                                                 --------------
                                                                     12,920,426

Utah (1.0%)
-------------------------------------------------------------------------------
     2,000,000 Salt Lake City, Hosp. Rev. Bonds
               (IHC Hosp.), AMBAC, 6.608s, 5/15/20   AAA              2,009,200

Vermont (1.5%)
-------------------------------------------------------------------------------
     1,000,000 VT Hsg. Fin. Agcy. Rev. Bonds, Ser.
               19A, FSA, 4.62s, 5/1/29               Aaa              1,041,120
     1,870,000 VT State Edl. & Hlth. Bldg. Fin.
               Agcy. Rev. Bonds (Northwestern Med.
               Ctr.), 6 1/4s, 9/1/18                 BBB              1,909,850
                                                                 --------------
                                                                      2,950,970

Virginia (1.2%)
-------------------------------------------------------------------------------
       750,000 Henrico Cnty. Econ. Dev. Auth.
               Rev. Bonds (United Methodist),
               Ser. A, 6 1/2s, 6/1/22                BB+/P              790,853
     1,500,000 Prince William Cnty., Indl. Dev.
               Auth. Hosp. Rev. Bonds (Potomac
               Hosp. Corp.), 5.35s, 10/1/36          A3               1,515,855
                                                                 --------------
                                                                      2,306,708

Washington (0.5%)
-------------------------------------------------------------------------------
       975,000 Tobacco Settlement Auth. of WA
               Rev. Bonds, 6 1/2s, 6/1/26            BBB                973,879

West Virginia (0.3%)
-------------------------------------------------------------------------------
       725,000 Princeton, Hosp. Rev. Bonds (Cmnty.
               Hosp. Assn., Inc.), 6.1s, 5/1/29      B2                 537,667

Wisconsin (3.1%)
-------------------------------------------------------------------------------
     1,000,000 Badger Tobacco Settlement
               Asset Securitization Corp.
               Rev. Bonds, 7s, 6/1/28                BBB              1,011,000
     4,330,000 WI State Hlth. & Edl. Fac.
               Rev. Bonds (Aurora Med. Group Inc.),
               FSA, 6s, 11/15/09                     Aaa              4,889,349
                                                                 --------------
                                                                      5,900,349
-------------------------------------------------------------------------------
               Total Investments
               (cost $188,274,943)                                 $192,265,790
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $192,038,077.

(RAT) The Moody's, Standard & Poor's or Fitch's ratings indicated are believed to be the most recent ratings available at November 30, 2004, for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2004. Securities rated by Putnam are indicated by "/P". Security ratings are defined in the Statement of Additional Information.

(NON) Non-income-producing security.

  (F) Security is valued at fair value following procedures approved by the Trustees.

      The rates shown on VRDN and Mandatory Put Bonds are the current interest rates at November 30, 2004.

      The dates shown on Mandatory Put Bonds are the next mandatory put dates.

      The fund had the following industry group concentration greater than 10% at November 30, 2004
      (as a percentage of net assets):

             Health care            69.5%

      The fund had the following insurance concentrations greater than 10% at November 30, 2004
      (as a percentage of net assets):

             FSA                    17.5%
             MBIA                   12.9

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
November 30, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$188,274,943) (Note 1)                                           $192,265,790
-------------------------------------------------------------------------------
Cash                                                                1,114,330
-------------------------------------------------------------------------------
Interest and other receivables                                      2,865,150
-------------------------------------------------------------------------------
Receivable for securities sold                                         25,278
-------------------------------------------------------------------------------
Total assets                                                      196,270,548

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                                 639,350
-------------------------------------------------------------------------------
Payable for securities purchased                                    3,181,111
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          312,332
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             32,542
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 34,759
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,513
-------------------------------------------------------------------------------
Other accrued expenses                                                 30,864
-------------------------------------------------------------------------------
Total liabilities                                                   4,232,471
-------------------------------------------------------------------------------
Net assets                                                       $192,038,077

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Note 1)           $191,839,873
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)            (197,571)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)              (3,595,072)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                          3,990,847
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $192,038,077

Computation of net asset value
-------------------------------------------------------------------------------
Net asset value per share ($192,038,077 divided by
13,807,168 shares)                                                     $13.91
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended November 30, 2004 (Unaudited)

Interest income:                                                   $4,899,421
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                      631,544
-------------------------------------------------------------------------------
Investor servicing (Note 2)                                            48,197
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                                44,246
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                              7,066
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        4,514
-------------------------------------------------------------------------------
Other                                                                  64,854
-------------------------------------------------------------------------------
Total expenses                                                        800,421
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (13,487)
-------------------------------------------------------------------------------
Net expenses                                                          786,934
-------------------------------------------------------------------------------
Net investment income                                               4,112,487
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                     (216,166)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period        3,093,894
-------------------------------------------------------------------------------
Net gain on investments                                             2,877,728
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $6,990,215
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                 November 30           May 31
Increase (decrease) in net assets                       2004*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $4,112,487       $9,342,284
-------------------------------------------------------------------------------
Net realized loss on investments                    (216,166)      (2,026,807)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                     3,093,894       (4,066,871)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                         6,990,215        3,248,606

Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                            (4,262,999)      (9,249,437)
-------------------------------------------------------------------------------
From ordinary income                                      --          (22,088)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets            2,727,216       (6,022,919)

Net assets
-------------------------------------------------------------------------------
Beginning of period                              189,310,861      195,333,780
-------------------------------------------------------------------------------
End of period (including distributions in
excess of net investment income of $197,571
and $47,059, respectively)                      $192,038,077     $189,310,861
-------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------
Shares outstanding at beginning and end of
period                                            13,807,168       13,807,168
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)


                                         Six months
                                           ended
                                          Nov. 30
Per-share                               (Unaudited)                                  Year ended May 31
operating performance                       2004            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $13.71          $14.15          $13.61          $13.48          $13.18          $14.50
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .30             .68             .74             .80             .79             .85
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .21            (.45)            .49             .10             .40           (1.26)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .51             .23            1.23             .90            1.19            (.41)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.31)           (.67)           (.69)           (.77)           (.89)           (.91)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.31)           (.67)           (.69)           (.77)           (.89)           (.91)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $13.91          $13.71          $14.15          $13.61          $13.48          $13.18
---------------------------------------------------------------------------------------------------------------------------------
Market price,
end of period                             $11.88          $11.75          $12.49          $11.99          $13.11          $11.75
---------------------------------------------------------------------------------------------------------------------------------
Total return at
market price (%)(b)                         3.72*           (.64)          10.22           (2.86)          19.40          (13.19)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $192,038        $189,311        $195,334        $187,886        $186,173        $181,991
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .42*            .82             .84             .88             .89             .88
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   2.15*           4.86            5.35            5.84            5.91            6.19
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     30.80*          24.24           25.46           19.71           12.01           12.37
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
November 30, 2004 (Unaudited)

Note 1
Significant accounting policies

Putnam Tax-Free Health Care Fund (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of tax-exempt securities in the health care sector of the tax-exempt securities market. The fund concentrates its investments in one sector which involves more risk than a fund that invests more broadly.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2004, the fund had a capital loss carryover of $635,630 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover        Expiration
--------------------------------
     $522,203       May 31, 2008
      113,427       May 31, 2009

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending May 31, 2005 $2,589,357 of losses recognized during the period November 1, 2003 to May 31, 2004.

The aggregate identified cost on a tax basis is $188,274,090, resulting in gross unrealized appreciation and depreciation of $7,256,770 and $3,265,070, respectively, or net unrealized depreciation of $3,991,700.

D) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 0.65% of the weekly average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended November 30, 2004, the fund paid PFTC $92,443 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended November 30, 2004, the fund's expenses were reduced by $13,487 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $701, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3
Purchases and sales of securities

During the six months ended November 30, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $57,597,925 and $55,123,498, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.


Results of October 14, 2004 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on October 14, 2004. At the meeting, each of the nominees for Trustees was elected, as follows:

                                           Common shares
                                                         Votes
                                     Votes for          withheld
------------------------------------------------------------------
Jameson A. Baxter                   12,248,207           428,810
Charles B. Curtis                   12,248,104           428,913
Myra R. Drucker                     12,232,499           444,518
Charles E. Haldeman, Jr.            12,224,676           452,341
John A. Hill                        12,241,426           435,591
Ronald J. Jackson                   12,247,097           429,920
Paul L. Joskow                      12,245,567           431,450
Elizabeth T. Kennan                 12,245,957           431,060
John H. Mullin III                  12,249,807           427,210
Robert E. Patterson                 12,243,108           433,909
George Putnam, III                  12,227,444           449,573
A.J.C. Smith                        12,215,928           461,089
W. Thomas Stephens                  12,243,217           433,800
Richard B. Worley                   12,234,987           442,030

All tabulations are rounded to nearest whole number.

Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA  02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA  02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Vice President and Legal
and Compliance Liaison Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Do you want to save paper and receive this document faster?

Shareholders can sign up for email delivery of shareholder reports on www.putnaminvestments.com.

216554  1/05


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: January 28, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: January 28, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: January 28, 2005